UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2023

Jack Creek Investment Corp.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-39602	00-0365269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

386 Park Avenue South, FL 20
New York, New York	10016
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 710-5060

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	JCICU	The NASDAQ Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	JCIC	The NASDAQ Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	JCICW	The NASDAQ Stock Market LLC

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the extraordinary general meeting (the “Meeting”) of Jack Creek Investment Corp. ( “JCIC”), holders of an aggregate of 24,360,423 Class A ordinary shares of JCIC, par value $0.0001 per share (the “JCIC Class A Ordinary Shares”), and 8,625,000 Class B ordinary shares, par value $0.0001 per share (the “JCIC Class B Ordinary Shares,” and together with the JCIC Class A Ordinary Shares, the “ordinary shares”), which represents approximately 76.5% of the ordinary shares outstanding and entitled to vote as of the record date for the Meeting of November 30, 2022, were represented in person, virtually or by proxy, constituting a quorum for the transaction of business.

At the Meeting, the following proposals (each of which is described in more detail in the definitive merger proxy statement/prospectus filed by the Company with the SEC on December 20, 2022 (the “Proxy Statement/Prospectus”) were submitted to and approved by JCIC’s shareholders:

1.

Proposal No. 1 – The Business Combination Proposal – a proposal to approve, by ordinary resolution, (a) the proposed business combination described in the Proxy Statement/Prospectus (the “Business Combination”) between JCIC and Bridger Aerospace Group Holdings, LLC, a Delaware limited liability company (“Bridger”), (b) the adoption of the Agreement and Plan of Merger dated as of August 3, 2022 (the “Merger Agreement”) by and among JCIC, Wildfire New PubCo, Inc., a Delaware corporation and direct, wholly owned subsidiary of JCIC (“New Bridger”), Wildfire Merger Sub I, Inc., a Delaware corporation and direct, wholly owned subsidiary of New Bridger (“Wildfire Merger Sub I”), Wildfire Merger Sub II, Inc., a Delaware corporation and direct, wholly owned subsidiary of New Bridger (“Wildfire Merger Sub II”), Wildfire Merger Sub III, LLC, a Delaware limited liability company and direct, wholly owned subsidiary of New Bridger (“Wildfire Merger Sub III”), Wildfire GP Sub IV, LLC, a Delaware limited liability company and direct, wholly owned subsidiary of New Bridger (“Wildfire GP Sub IV”), BTOF (Grannus Feeder) – NQ L.P., a Delaware limited partnership (“Blocker”), and Bridger, and the transactions contemplated by the Merger Agreement (the “Transactions”), pursuant to which, subject to the terms and conditions set forth therein, at the closing of the Transactions, among other things, (i) Wildfire Merger Sub I will merge with and into Blocker, and Wildfire GP Sub IV will become general partner of the surviving entity (the “First Merger”), with Blocker as the surviving entity of the First Merger, (ii) Wildfire Merger Sub II will merge with and into JCIC (the “Second Merger”), with JCIC as the surviving company of the Second Merger and (iii) Wildfire Merger Sub III will merge with and into Bridger (the “Third Merger” and together with First Merger and Second Merger, the “Mergers”), with Bridger as the surviving company of the Third Merger; following the Mergers, each of Blocker, Purchaser, and the Company shall be a subsidiary of New Bridger, (c) the Plan of Merger (as defined in the Merger Agreement) and (d) the Transactions and related agreements described in the Proxy Statement/Prospectus:

For	Against	Abstain	Broker Non-Votes
31,462,068	1,523,305	50	0

Proposal No. 1 was approved, having received the affirmative vote of the holders of at least a majority of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who voted at the Meeting.

2.

Proposal No. 2 – The Merger Proposal – a proposal to approve, by special resolution, that (1) JCIC be authorized to merge with Wildfire Merger Sub II (the “Second Merger”) so that JCIC be the surviving company (in accordance with the terms and subject to the conditions of the Merger Agreement and Plan of Merger relating to the Second Merger) and all the undertaking, property and liabilities of Wildfire Merger Sub II shall vest in JCIC by virtue of the Second Merger pursuant to the provisions of the Companies Act (as amended) of the Cayman Islands (the “Companies Act”); (2) the Merger Agreement and Plan of Merger in the form annexed hereto and approved by resolution of the Directors of JCIC on August 1, 2022 and December 11, 2022, respectively, and submitted to the members of JCIC for their approval (the “Plan of Merger”), be approved, ratified and confirmed in all respects; (3) JCIC be authorized to enter into the Plan of Merger; (4) there being no holders of any outstanding security interest granted by JCIC immediately prior to the Effective Date (as defined in the Plan of Merger), the Plan of Merger be executed by any one director on behalf of JCIC and any director or delegate or agent thereof be authorized to submit the Plan of Merger, together with any supporting documentation, for registration to the Registrar of Companies of the Cayman Islands; (5) as at the Effective Date (as defined in the Plan of Merger), the Memorandum and Articles of Association of JCIC will be in the form attached to the Plan of Merger; and (6) all actions taken and any documents or agreements executed, signed or delivered prior to or after the date of these resolutions by any Director or officer of JCIC in connection with the transactions contemplated by these resolutions be approved, ratified and confirmed in all respects:

For	Against	Abstain	Broker Non-Votes
31,462,067	1,523,306	50	0

Proposal No. 2 was approved, having received the affirmative vote of the holders of at least two-thirds of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who voted at the Meeting.

3.

Proposal No. 3 – The Share Capital Proposal – a proposal to approve, by ordinary resolution, the alteration of the authorized share capital of JCIC from US$55,100 divided into 500,000,000 Class A ordinary shares of a par value of US$0.0001 each, 50,000,000 Class B Ordinary shares of a par value of US$0.0001 each and 1,000,000 preference shares of a par value of US$0.0001 each to US$50,000 shares with a par value of $1.00 each:

For	Against	Abstain	Broker Non-Votes
31,462,028	1,523,305	90	0

Proposal No. 3 was approved, having received the affirmative vote of the holders of at least a majority of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who voted at the Meeting.

4.

Proposal No. 4 – The Organizational Documents Proposal – a proposal to approve and adopt, by special resolution, that the existing Amended and Restated Memorandum and Articles of Association currently in effect be amended and restated by the deletion in their entirety and the substitution in their place of the proposed amendment and restatement of JCIC’s Amended and Restated Memorandum and Articles of Association (a copy of which is attached to the Proxy Statement/Prospectus as Annex E) and that the name of JCIC be changed from Jack Creek Investment Corp. to Bridger Merger Corp:

For	Against	Abstain	Broker Non-Votes
31,438,042	1,523,306	24,075	0

Proposal No. 4 was approved, having received the affirmative vote of the holders of at least two-thirds of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who voted at the Meeting.

5.

Proposal No. 5 – The Non-Binding Governance Proposals – a proposal to approve, by ordinary resolution and on a non-binding advisory basis, certain material differences between JCIC’s existing Amended and Restated Memorandum and Articles of Association and the proposed amended and restated certificate of incorporation of New Bridger (the “New Bridger Certificate of Incorporation”) and the proposed bylaws of New Bridger (the “Proposed Bylaws”), presented separately in accordance with the United States Securities and Exchange Commission requirements. A copy of the Cayman Constitutional Documents is attached to the Proxy Statement/Prospectus as Annex E. A copy of the New Bridger Certificate of Incorporation is attached to the Proxy Statement/Prospectus as Annex G.

5a. Change the Authorized Capital Stock – a proposal to approve and adopt provisions in the New Bridger Certificate of Incorporation to authorize 1,000,000,000 shares of New Bridger common stock and 10,000,000 shares of New Bridger preferred stock, par value $0.0001 per share, compared to the currently authorized capital stock of JCIC of 500,000,000 JCIC Class A ordinary shares, 50,000,000 JCIC Class B ordinary shares and 1,000,000 preference shares, par value $0.0001 per share:

For	Against	Abstain	Broker Non-Votes
30,660,848	1,823,826	500,749	0

5b. Change the Stockholder Vote Required to Amend the Bylaws – a proposal to approve and adopt provisions in the Proposed Bylaws to require the affirmative vote of holders of at least 66 2/3%of the voting power of all then-outstanding New Bridger capital stock entitled to vote generally in the election of directors, voting together as a single class, to adopt, amend, alter or repeal the Proposed Bylaws:

For	Against	Abstain	Broker Non-Votes
26,754,234	5,692,286	538,903	0

5c. No Right to Call Special Meetings – a proposal to approve and adopt provisions in the Proposed Bylaws to stipulate that, unless required by law, special meetings of stockholders may only be called by (i) the board of New Bridger (the “New Bridger Board”), (ii) the Chairperson of the New Bridger Board, or (iii) New Bridger’s Chief Executive Officer:

For	Against	Abstain	Broker Non-Votes
27,145,535	5,300,945	538,943	0

5d. Action by Written Consent of the Stockholders – a proposal to approve and adopt provisions in the New Bridger Certificate of Incorporation to provide that any action required or permitted to be taken by the New Bridger stockholders may be effected at a duly called annual or special meeting of such stockholders, and may not be taken by written consent:

For	Against	Abstain	Broker Non-Votes
27,145,676	5,300,844	538,903	0

5e. Appointment and Removal of Directors – a proposal to approve and adopt provisions in the Proposed Bylaws such that (i) subject to the rights of the holders of any series of preferred stock of New Bridger to elect directors under specified circumstances, election of directors at all meetings of the stockholders at which directors are to be elected shall be by a plurality of the votes cast at any meeting for the election of directors at which a quorum is present and (ii) subject to the rights of holders of any series of preferred stock with respect to the election of directors and to the rights of the BTO stockholders with respect to the removal of any BTO stockholder designee director, a director may be removed from office by the stockholders of New Bridger only for cause and only by the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of New Bridger entitled to vote generally in the election of directors, voting together as a single class:

For	Against	Abstain	Broker Non-Votes
27,149,275	5,296,793	539,355	0

5f. Delaware as Exclusive Forum – a proposal to approve and adopt provisions in the New Bridger Certificate of Incorporation to provide that, unless a majority of the New Bridger Board consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, another state court located within the State of Delaware or, if no court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware), to the fullest extent permitted by law, will be the sole and exclusive forum for the types of actions or proceedings under Delaware statutory or common law for the actions described in the Proxy Statement/Prospectus:

For	Against	Abstain	Broker Non-Votes
27,558,855	4,924,367	502,201	0

5g. Business Combinations – a proposal to approve and adopt provisions in the New Bridger Certificate of Incorporation to provide a consent right to holders of New Bridger Series A preferred stock with respect to mergers, consolidations, sales of all or substantially all of the assets of New Bridger, subject to certain exceptions:

For	Against	Abstain	Broker Non-Votes
27,521,152	4,925,368	538,903	0

5h. Limitation of Ownership by Non-Citizen – a proposal to approve and adopt provisions in the New Bridger Certificate of Incorporation to provide that in no event will a Non-Citizen, as defined in the New Bridger Certificate of Incorporation, be entitled to own (beneficially or of record) and/or control more than the Voting Limiting Percentage or the Outstanding Share Limitation Percentage, as defined in the New Bridger Certificate of Incorporation:

For	Against	Abstain	Broker Non-Votes
30,660,497	1,823,725	501,201	0

Proposals No. 5a, 5b, 5c, 5d, 5e, 5f, 5g and 5h were approved, having received the affirmative vote of the holders of a majority of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who voted at the Meeting.

6.

Proposal No. 6 – The Incentive Plan Proposal – a proposal to approve and assume the Bridger Aerospace Group Holdings, Inc. 2022 Omnibus Incentive Plan and any grants or awards issued thereunder (the “Omnibus Incentive Plan”). A copy of the Omnibus Incentive Plan is attached to the Proxy Statement/Prospectus as Annex I:

For	Against	Abstain	Broker Non-Votes
30,430,919	2,516,261	38,243	0

Proposal No. 6 was approved, having received the affirmative vote of holders of a majority of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who voted at the Meeting.

7.

Proposal No. 7 – The ESPP Proposal – a proposal to approve, by ordinary resolution, the Bridger Aerospace Group Holdings, Inc. 2022 Employee Stock Purchase Plan (the “ESPP”). A copy of the ESPP is attached to the Proxy Statement/Prospectus as Annex J:

For	Against	Abstain	Broker Non-Votes
31,462,028	1,523,305	90	0

Proposal No. 7 was approved, having received the affirmative vote of a majority of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who voted at the Meeting.

8.	Proposal No. 8 – The Adjournment Proposal

Because there were sufficient votes to approve each of the above proposals, and it was not otherwise deemed necessary or appropriate to adjourn the Meeting to a later date, Proposal No. 8, a proposal to adjourn, by ordinary resolution, the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient shares represented to constitute a quorum necessary to conduct business at the extraordinary general meeting or for the approval of one or more proposals at the extraordinary general meeting or to the extent necessary to ensure that any required supplement or amendment to the Proxy Statement/Prospectus is provided to JCIC shareholders, was not considered.

Item 8.01	Other Events.

In connection with the Meeting, holders of 34,245,643 shares of JCIC Class A ordinary shares exercised their right to have their shares redeemed for cash at a redemption price of approximately $10.16 per share, totaling approximately $347,800,000.

On January 24, 2023, the Company and Bridger issued a joint press release announcing the closing of the Business Combination. A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Joint Press Release dated January 24, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK CREEK INVESTMENT CORP.

Date: January 24, 2023	By:	/s/ Lauren Ores
	Name:	Lauren Ores
	Title:	Chief Financial Officer